Cantor Fitzgerald Government Money Market Fund

March 13, 2026

Supplement to the prospectus, dated August 28, 2025.

Dear Investor,

The purpose of this supplement is to update certain information in the prospectus for Cantor Fitzgerald Government Money Market Fund (the “fund”), a series of UBS Series Funds, as described below.

The fund will be closed for business on April 3, 2026, in observance of Good Friday, in accordance with the New York Stock Exchange holiday schedule.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Asset Management (Americas) LLC